SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                          June 21, 2004 (June 21, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


             Texas                     0-16179                76-0670175
                                     -------------          ----------
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)



                                20 Greenway Plaza
                                    Suite 600
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Required FD Disclosure

On June 21, 2004, the Company changed its physical address from 24 Greenway Plaza Suite 1826, Houston, Texas 77046 to 20 Greenway Plaza Suite 600, Houston, Texas 77046.

Item 7.  Financial Statement and Exhibits

c.       Exhibits



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEXA Corp.

Date: June 21, 2004                 By:     /s/ Neil M. Leibman
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                                            Neil M. Leibman
                                            Chairman and CEO